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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2003



                      INTERNATIONAL SPECIALTY HOLDINGS INC.
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                         333-82822                22-3807354
 (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification Number)


                         300 Delaware Avenue, Suite 303
                           Wilmington, Delaware 19801
                     (Address of Principal Executive Office)

        Registrant's telephone number, including area code: (302) 427-5715

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits

Exhibit Number           Description
--------------           -----------

    99.1 News release issued August 1, 2003 regarding results of operations for the quarterly period ended
                         June 29, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 1, 2003, International Specialty Holdings Inc. (the "Company") issued a news release announcing its earnings for the quarterly period ended June 29, 2003. A copy of the news release is furnished herewith as
Exhibit 99.1.

         The news release contains information regarding non-GAAP financial measures. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America. We use non-GAAP financial measures to eliminate the effect of certain other operating gains and charges on reported operating income. The non-GAAP financial measures are provided to assist the reader in better understanding our operational performance. The non-GAAP financial measures included in our news release have been reconciled to the most directly comparable GAAP financial measure as is required under Regulation G regarding the use of such financial measures. These non-GAAP measures should be considered in addition to, and not as a substitute, or superior to, operating income or other measures of financial performance in accordance with generally accepted accounting principles.

           This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNATIONAL SPECIALTY HOLDINGS INC.




Dated:  August 6, 2003            By:     /s/  Neal E. Murphy
                                          ---------------------------
                                  Name:   Neal E. Murphy
                                  Title:  Senior Vice President and
                                          Chief Financial Officer

















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                                  EXHIBIT INDEX


       Exhibit Number      Description
       --------------      -----------
            99.1           News release issued August 1, 2003 regarding
                           results of operations for the quarterly period ended
                           June 29, 2003.




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